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                                                                     EXHIBIT 4.1

                           Specimen Stock Certificate

Number                            Logo                                          Shares
BB                       Botetourt Bankshares, Inc.                             ------
   ----

Common Stock   Incorporated under the laws of the Commonwealth of Virginia  Cusip 101250 10 8
                                                                            See reverse for certain definitions

This Certifies that
                    ------------

is the owner of
                 ------------

            $1.00 Par Value Common Stock-Fully Paid and Nonassessable
                           Botetourt Bankshares, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:                                              Countersigned and Registered
                                                       Botetourt Bankshares, Inc
                                                                  Transfer Agent
                                                                   And Registrar


                                                            Authorized Signature
-----------------         ---------------
Secretary                 President

---------------------------------------------------------


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                           Botetourt Bankshares, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants in the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UGMA/UTMA --          Custodian
             --------           ---------
              (Cust)             (Minor)
under the Uniform Gifts/Transfers to Minors Act
                                                ------------
                                                  (State)

Additional Abbreviations MAY Also be used though not in the Above list.

For Value Received,         hereby sell, assign and transfer unto
                    -------                                       -----------

Please insert Social Security or other
identifying number of assignee

-------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

shares of the common stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint             Attorney to transfer the said
                                   -----------
stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------

Notice:
        -----------------
        The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any other change whatever.

Signature(s) Guaranteed:
                        ----------------------------
                          The signature(s) should be guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association and credit union with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17 Ad -15


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